UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

----------------
FORM 8-K/A
----------------

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT
REPORTED):
September 12, 2007

JAG MEDIA GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED
IN CHARTER)

Colorado
(State or other jurisdiction of incorporation)

				None
(Commission File Number)        		(IRS
Employer Identification Number)


P.O. Box 152112
San Diego, CA 92195
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Tel: (619) 818-8116
(ISSUER TELEPHONE NUMBER)

3755 Avocado Blvd., Suite 229, La Mesa, CA 92041
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))


=======================================
=====================================






FORWARD LOOKING STATEMENTS

This  Form 8-K and other reports filed by Registrant
from time to time with the Securities  and Exchange
Commission (collectively the "Filings") contain or may
contain forward  looking statements and information
that are based upon beliefs of, and information
currently available to, Registrant's management as well
as estimates and assumptions  made  by  Registrant's
management.  When used in the filings  the  words
"anticipate", "believe",  "estimate",  "expect",  "future",
"intend", "plan" or the negative of these terms and
similar expressions as they relate  to Registrant  or
Registrant's  management  identify  forward  looking
statements.   Such  statements  reflect  the  current  view
of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant.
Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements.
Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SECTION 1  REGISTRANT'S BUSINESS AND
OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL
DEFINITIVE AGREEMENT.

On September 12, 2007  (the  "Closing  Date"),
pursuant to the terms of a Share Purchase Agreement
dated September 5, 2007 (the "Agreement"),  South
Beach Live, Inc.  ("South Beach")   purchased
5,000,000  shares  (the "Shares") of JAG MEDIA
GROUP, INC., a Colorado corporation (the "Company" or "Registrant"), common stock from Walter Reed, the sole shareholder, officer and director of the Company, in a private purchase transaction.

ITEM 5.01  CHANGES IN CONTROL OF
REGISTRANT.

Pursuant  to  the  terms  of  a Share Purchase
Agreement, South Beach will purchase 5,000,000 shares of the Company's common stock from Walter
Reed, the sole shareholder, officer and director of the Company. The total of 5,000,000 shares represents
100% of the Company's issued and outstanding common stock. On or before September 12, 2007, South Beach will pay a total of $35,000 in cash to Walter Reed, for his shares. As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on September 12, 2007 (the "Closing
Date," as defined in the Agreement):

-  Walter Reed will resign as the Company's President,
Chief Executive Officer, Chief Financial Officer,
Treasurer and Secretary effective September 12, 2007.

- Dean Elliott will be appointed as a member of the Board of Directors of the Company and President as of September 12. 2007.

- Michelle Sheriff will be appointed as a member of the Board of Directors of the Company and Vice President and Secretary as of September 12, 2007.

- Walter Reed will then resign as a member of the Board of Directors of the Company.

In connection with this change in control,  effective
September 12, 2007, the Company's new address will be 15851 Dallas Parkway, Suite 180, Addison, Texas
75001. The telephone number at this location is (972)
450-5995.

ITEM  5.02   DEPARTURE  OF  DIRECTORS  OR
PRINCIPAL   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL
OFFICERS.

Walter Reed resigned as the Company's Director effective as of September 12, 2007. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Walter Reed resigned as the Company's President,
Chief Executive Officer, Chief Financial Officer,
Treasurer and Secretary effective September 12, 2007.

Dean Elliott will be appointed as a member of the Board of Directors of the Company and President as of September 12. 2007.

Michelle Sheriff will be appointed as a member of the Board of Directors of the Company and Vice President and Secretary as of September 12, 2007.

ITEM 9.01  FINANCIAL STATEMENT AND
EXHIBITS.

        (a) Financial Statements of Business Acquired.

        None.

        (b) Pro Forma Financial Information.

        None.

        (c) Exhibits.

        10.1     Share  Purchase Agreement dated as of
September 5, 2007 between Walter Reed and South
Beach Live, Inc.

        99.1     Resignation from Walter Reed dated
September 12, 2007.

                                  SIGNATURES


        Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JAG MEDIA GROUP, INC.


                                          By: /s/ Walter Reed
                                          ----------------------------
                                          Walter Reed
                                          President

Dated: September 12, 2007








EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT

10.1                      Share Purchase Agreement dated
September 5, 2007, by and between Walter Reed and
South Beach Live, Inc.

17.1                      Resignation from Walter Reed dated
September 12, 2007.


SHARE PURCHASE AGREEMENT

	This Agreement made as of the 17th day of August, 2007 ("Agreement"), by and between Walter
Reed, with  an  address  at P.O. Box 152112, San
Diego, CA 92195 ("Seller"), and South Beach Live, Inc with an address at 416 CR 364, Melissa TX 75454
("Purchaser") and is joined in, only for the purposes applicable below, by the "Corporation."


W I T N E S S E T H:

       WHEREAS,  Seller  is  the  record  owner and
holder of 5,000,000  Common Shares, par value $.001
par value,  (the "Shares"), of  Jag Media, Inc.,  a
Colorado  corporation  ("Corporation"),   which
Corporation has 5,000,000 shares of common stock, issued and outstanding as of the date of this Agreement.

       WHEREAS, Purchaser desires to purchase all 5,000,000 of the Shares from Seller, which constitutes
100% of the Corporation's issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's
Shares,  it  is  hereby agreed, as follows:

       1.    PURCHASE  AND SALE OF SHARES.
Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 5,000,000 of Seller's Shares for a total price of Thirty
Five Thousand and 00/100 dollars ($35,000.00)  (the
"Purchase Price").

2.	GOOD FAITH DEPOSIT.  At the signing of
this Agreement, Purchaser agrees to wire transfer to an account to be designated by Seller, the sum of Five Thousand and 00/100 dollars ($5,000.00) as an initial non-refundable deposit to Seller. The balance of the Purchase
Price of Thirty Thousand and 00/100 dollars
($30,000.00) shall be payable upon closing.

    3.	CLOSING.  The closing of the sale of the
Transferred Shares for the Purchase Price (the
"Closing") shall take place at Ascension's office at 3755 Avocado Blvd, La Mesa, CA 91941 no later than the close of business (San Diego County San Diego time) on or before September 12, 2007 or at such other place, date and time as the parties may agree in writing.
Seller shall convey also to Purchaser upon closing, dominion and control, right, title and interest to all of authorized, but yet uninsured shares of common and preferred stock of Jag Media, Inc.

     At the Closing, Seller will deliver the following to Purchaser's (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation (the "Closing Documents").

       4.    REPRESENTATIONS   AND
WARRANTIES  OF  SELLER.   Seller,  as  sole
director and officer of Corporation, hereby represents and warrants to Purchaser that:

       (i)   Corporation is a corporation duly organized
and validly existing and in good standing under the
laws  of  the State of Colorado and has the corporate
power and authority to carry  on the business it is now
being conducted.  Corporation and/or Seller  do not
require any consent and/or authorization, declaration or filing with any government or regulatory authority to  undertake  any  actions  herein;
       (ii) Corporation has filed with the United States Securities and Exchange Commission (`SEC") a registration statement on Form 10-SB effective pursuant to the Securities Exchange Act of 1934 and is
a reporting company pursuant to Section 12(g)
thereunder.
       (iii) Corporation has timely filed and is current on all reports required to be filed by it pursuant to
Sections 13 and 15  of  the Securities Exchange Act of
1934.
       (iv)  Corporation   is   newly  formed  with  no
financial information available other than the financial information included in its SEC filings;
       (v)   There  are  no  legal  actions,   suits,
arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation. Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;
       (vi)  The Corporation has no subsidiaries  or  any
direct  or  indirect ownership   interest   in   any  other
corporation,  partnership, association, firm or business
in any manner;
       (vii) The Corporation and/or Seller  does not have
in effect nor has any present intention to put into effect any employment agreements, deferred
compensation,   pension   retirement   agreements   or
arrangements,   options   arrangements,   bonus,   stock
purchase agreements, incentive or profit-sharing plans;
       (viii) No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in
connection with the sale of the Shares herein as a
finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or
Seller;
       (ix)  The  business  and operation of the
Corporation has  and  will  be conducted  in  accordance
with   all   applicable  laws,  rules, regulations,
judgments.   Neither  the  execution,   delivery  or
performance  of this Agreement (A) violates the
Corporation's by- laws, Certificate of Incorporation, Shareholder Agreements or any existing resolutions;
and, (B) will cause the Corporation to lose any  benefit
or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;
       (x) Corporation has not conducted any business and/or entered into any agreements with third-parties;
       (xi) This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement,
mortgage,  lease  or  other  instrument  or   indenture  to
which Corporation and/or Seller a party or by which they are bound;
       (xii) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;
       (xiii)Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,
       (xiv) The information contained on Exhibit A is true and correct.

       5.    REPRESENTATIONS  AND  WARRANTIES
OF PURCHASER. Purchaser hereby represents and warrants to Seller that:

       (i) Purchaser has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the
transactions   contemplated  hereby.  This Agreement
has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;
       (ii) The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;
       (iii) At no time was Purchaser presented with or
solicited by or through any   leaflet,  public
promotional   meeting,   television advertisement  or
any other form of general solicitation or  advertising;
and,
       (iv) Purchaser is purchasing the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
       (v) The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.
       (vi) Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       6. NOTICES. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:          Walter Reed
                                        President and Director
                                        JAG MEDIA, INC.
                                        P.O. Box 152112
		   San Diego, CA 92195

        Purchaser:    South Beach Live, Inc.
		    416 CR 364
		    Melissa TX 75454

       7.    GOVERNING LAW.  This Agreement  shall
be interpreted and governed in  accordance  with the
laws of the State of Colorado.    The  parties  herein
waive trial by jury. In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

       8.    CONDITIONS  TO  CLOSING.   The  Closing
is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

       9. SEVERABILITY. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       10.   ENTIRE AGREEMENT.  This Agreement
contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This
Agreement has been entered into after full investigation.

       11.   INVALIDITY.  If  any  paragraph of this
Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       12.   GENDER AND NUMBER; SECTION
HEADINGS. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13.   AMENDMENTS.  No amendments or
additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       14.   ASSIGNMENT.  Neither party  may  assign
this Agreement without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

       15.   CLOSING DOCUMENTS.  Seller  and
Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This paragraph shall survive the Closing.

       16.   EXCLUSIVE  AGREEMENT;
AMENDMENT. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

       17.   FACSIMILE SIGNATURES. Execution  of
this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

       18.   PUBLICITY.    Except  as otherwise required
by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

                                        South Beach Live, Inc..


                                        ----------------------------------
                                        By: Charles Stidham
                                        Its: President



                                        ----------------------------------
                                        Walter Reed
















EXHIBIT 17.1


Walter Reed
P.O. Box 152112
San Diego, CA 92195





12 September 2007


Dean Elliott
Michelle Sheriff
15851 Dallas Parkway
Suite 190
Addison, Texas  75001


        Re:  Jag Media Group, Inc.


Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Jag Media Group,
Inc., a Colorado corporation (the "Registrant"). My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yours Truly,



_______________________________
Walter Reed